UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________
FORM 8-K/A
(Amendment No.1)
______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2026
FINWARD BANCORP
(Exact name of registrant as specified in its charter)

Indiana	001-40999	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)
(219) 836-4400
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FNWD	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company          ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

EXPLANATORY NOTE
This amendment to Current Report on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K filed by Finward Bancorp (the "Bancorp") on May 26, 2026 (the "Original Form 8-K"). The Original Form 8-K inadvertently reported the "Date of Report (Date of earliest event reported)" on the cover page as May 26, 2026, when it should have been reported as May 21, 2026. The Original Form 8-K also inadvertently reported the Annual Meeting date as May 22, 2026, when it should have been reported as May 21, 2026. The sole purpose of this Amendment is to correct the incorrect dates. No other changes are being made to the Original Form 8-K by this Amendment.
Item 5.07         Submission of Matters to a Vote of Security Holders.
On May 21, 2026, Finward Bancorp (the “Bancorp”) held its Annual Meeting of Shareholders (the “Annual Meeting”), as a virtual-only meeting, pursuant to due notice. Only holders of record of the Bancorp’s common stock at the close of business on March 20, 2026 (the “Record Date”) were entitled to vote at the Annual Meeting. On the Record Date, there were 4,330,486 shares of the Bancorp’s common stock issued and outstanding. Holders of a total of 3,284,619 shares of common stock were present virtually or by proxy at the Annual Meeting, constituting a quorum.

The Bancorp’s shareholders voted on three proposals at the Annual Meeting. The proposals are described in detail in the Bancorp’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2026. The final results of the vote regarding the proposals are set forth below.

Proposal 1: Election of Directors. The Bancorp’s shareholders elected three directors to serve three-year terms expiring in 2029. The votes regarding this proposal were as follows:

Director	Expiration of Term	Votes For	Votes Withheld	Broker Non-Votes
Benjamin J. Bochnowski	2029	2,486,625	418,023	379,971
Robert E. Johnson, III	2029	2,572,074	332,574	379,971
Martin P. Alwin	2029	2,659,517	245,131	379,971

Proposal 2: Ratification of Auditors. The proposal described below, having received a vote virtually or by proxy of more favorable votes than votes cast against the proposal, was declared to be duly adopted by the shareholders of the Bancorp. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of Forvis Mazars, LLP as independent registered public accounting firm for the year ending December 31, 2026.	3,218,420	57,910	8,289	—

Proposal 3: Advisory Vote on Compensation. The proposal described below, having received an advisory vote virtually or by proxy of more favorable votes than votes cast against the proposal, was declared to be duly adopted by the shareholders of the Bancorp. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Approval, on a non-binding advisory basis, of the executive compensation of the named executive officers included in the proxy statement for the Annual Meeting.	2,720,043	169,928	14,677	379,971

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 28, 2026

FINWARD BANCORP

By:	/s/ Benjamin L. Schmitt
Name: Benjamin L. Schmitt
Title: Executive Vice President, Chief Financial Officer and Treasurer